RELATED PARTY TRANSACTIONS - Consolidated Statements of Changes in Equity (Details) - Key Managerial Personnel, Board of Directors and Wild Streak and Spin Vendors - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
RELATED PARTY TRANSACTIONS
Share capital	€ 8,190	€ 24,328
Shares to be issued	(6,764)	(8,862)
Net increase (decrease) in equity	€ 1,426	€ 15,466